                                                                   Exhibit 99.10

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[352,357,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-FM1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           FREMONT INVESTMENT & LOAN
                                   ORIGINATOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                 AUGUST 3, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                               $74,619,610
Aggregate Original Principal Balance                                  $74,641,608
Number of Mortgage Loans                                                      284

                                                        MINIMUM           MAXIMUM            AVERAGE (1)
Original Principal Balance                              $76,800          $621,500             $262,823
Outstanding Principal Balance                           $76,800          $621,500             $262,745

                                                        MINIMUM           MAXIMUM        WEIGHTED AVERAGE (2)
Original Term (mos)                                         360               360                  360
Stated remaining Term (mos)                                 351               354                  354
Loan Age (mos)                                                6                 9                    6
Current Interest Rate                                     4.500%            8.900%               6.219%
Initial Interest Rate Cap(4)                              3.000%            3.000%               3.000%
Periodic Rate Cap(4)                                      1.500%            1.500%               1.500%
Gross Margin(4)                                           5.450%            6.990%               6.766%
Maximum Mortgage Rate(4)                                 11.500%           15.900%              13.219%
Minimum Mortgage Rate(4)                                  4.500%            8.900%               6.219%
Months to Roll(4)                                            15                30                   19
Original Loan-to-Value                                    47.78%           100.00%               85.53%
Credit Score (3)                                            574               791                  644

                                                        EARLIEST           LATEST
Maturity Date                                           10/01/33         01/01/34

                                                        PERCENT OF                                PERCENT OF
LIEN POSITION                                         MORTGAGE POOL     YEAR OF ORIGINATION     MORTGAGE POOL
1st Lien                                                 100.00%        2003                        100.00%
2nd Lien                                                   0.00         2004                          0.00


OCCUPANCY                                                               LOAN PURPOSE

Primary                                                  100.00%        Purchase                     60.57%
Second Home                                                0.00         Refinance -                   3.98
                                                                        Rate/Term

Investment                                                 0.00         Refinance - Cashout          35.46


LOAN TYPE                                                               PROPERTY TYPE

Fixed Rate                                                 0.00%        Single Family                88.49%
ARM                                                      100.00         Condominium                   8.99
                                                                        Two- to Four-Family           2.52
AMORTIZATION TYPE

Fully Amortizing                                           0.00%
Interest Only                                            100.00

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

MORTGAGE RATES

                                          AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                                          PRINCIPAL        PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    PERCENT
   RANGE OF             NUMBER OF          BALANCE          MORTGAGE     AVERAGE   CREDIT     BALANCE     ORIGINAL    FULL
MORTGAGE RATES        MORTGAGE LOANS     OUTSTANDING          POOL       COUPON    SCORE    OUTSTANDING     LTV        DOC
5.500% or less               58          $15,804,793           21.18%     5.164%    670      $272,496       79.81%    100.00%
5.501% to 6.000%             62           16,641,420           22.30      5.868     640       268,410       82.44      95.76
6.001% to 6.500%             67           18,560,452           24.87      6.292     636       277,022       85.23      97.63
6.501% to 7.000%             57           14,460,481           19.38      6.801     647       253,693       89.92      95.97
7.001% to 7.500%             22            5,551,302            7.44      7.329     620       252,332       91.85     100.00
7.501% to 8.000%             11            2,256,338            3.02      7.802     626       205,122       99.29     100.00
8.001% to 8.500%              5              814,824            1.09      8.247     617       162,965       98.90     100.00
8.501% to 9.000%              2              530,000            0.71      8.737     625       265,000       98.19     100.00
TOTAL:                      284          $74,619,610          100.00%     6.219%    644      $262,745       85.53%     97.68%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 8.900% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.219% per annum.

REMAINING MONTHS TO STATED MATURITY

                                                  AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                                                  PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
        RANGE OF                  NUMBER OF        BALANCE      MORTGAGE      AVERAGE   CREDIT      BALANCE    ORIGINAL      FULL
REMAINING TERMS (MONTHS)       MORTGAGE LOANS    OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV        DOC
349 to 360                           284         $74,619,610     100.00%      6.219%      644       $262,745     85.53%      97.68%
TOTAL:                               284         $74,619,610     100.00%      6.219%      644       $262,745     85.53%      97.68%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 351 months to 354 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 354 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     PERCENT
RANGE OF ORIGINAL MORTGAGE       NUMBER OF       BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL
 LOAN PRINCIPAL BALANCES      MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING      LTV         DOC
$50,001 to $100,000                   9        $   782,000       1.05%    6.615%      613     $  86,889       81.15%     100.00%
$100,001 to $150,000                 26          3,393,318       4.55     6.461       635       130,512       83.88      100.00
$150,001 to $200,000                 57          9,837,676      13.18     6.383       649       172,591       87.22       98.14
$200,001 to $250,000                 62         13,961,383      18.71     6.225       644       225,184       85.69       96.72
$250,001 to $300,000                 41         11,174,919      14.98     6.164       643       272,559       83.56       97.69
$300,001 to $350,000                 28          9,116,473      12.22     6.303       646       325,588       87.61      100.00
$350,001 to $400,000                 20          7,402,457       9.92     5.996       640       370,123       84.49       95.27
$400,001 to $450,000                 17          7,152,189       9.58     6.361       643       420,717       88.46      100.00
$450,001 to $500,000                 22         10,577,696      14.18     5.937       653       480,804       83.72       95.46
$550,001 to $600,000                  1            600,000       0.80     6.300       627       600,000       89.55      100.00
$600,001 to $650,000                  1            621,500       0.83     7.150       604       621,500       79.99      100.00
TOTAL:                              284        $74,619,610     100.00%    6.219%      644      $262,745       85.53%      97.68%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $76,800 to approximately $621,500 and the average outstanding principal balance of the Mortgage Loans was approximately $262,745.

PRODUCT TYPES

                                           AGGREGATE                                WEIGHTED     AVERAGE     WEIGHTED
                                           PRINCIPAL        PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE      PERCENT
                         NUMBER OF          BALANCE          MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL      FULL
PRODUCT TYPES          MORTGAGE LOANS     OUTSTANDING          POOL       COUPON      SCORE    OUTSTANDING     LTV          DOC
2/28 LIBOR Loans            246           $64,160,419          85.98%     6.298%       643      $260,815      86.32%     97.31%
3/27 LIBOR Loans             38            10,459,190           14.02      5.734       655       275,242       80.66     100.00
TOTAL:                      284           $74,619,610         100.00%     6.219%       644      $262,745      85.53%     97.68%

ADJUSTMENT TYPE

                                            AGGREGATE                                   WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL        PERCENT OF       WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           NUMBER OF         BALANCE          MORTGAGE         AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL

ADJUSTMENT TYPE          MORTGAGE LOANS    OUTSTANDING          POOL            COUPON   SCORE    OUTSTANDING      LTV      DOC
ARM                           284          $74,619,610        100.00%           6.219%     644      $262,745     85.53%   97.68%
TOTAL:                        284          $74,619,610        100.00%           6.219%     644      $262,745     85.53%   97.68%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                   AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED
                                                   PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL      AVERAGE    PERCENT
                                NUMBER OF           BALANCE      MORTGAGE   AVERAGE     CREDIT    BALANCE       ORIGINAL     FULL
GEOGRAPHIC DISTRIBUTION       MORTGAGE LOANS      OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING      LTV         DOC
Arizona                              12           $ 2,130,346      2.85%     6.463%       628     $177,529        85.03%     87.90%
California                          167            49,927,550     66.91      6.099        645      298,967        84.67      97.89
Colorado                             13             3,212,704      4.31      6.174        635      247,131        86.51     100.00
Connecticut                           1               380,000      0.51      6.050        641      380,000        80.00     100.00
Florida                              22             4,404,823      5.90      6.569        650      200,219        88.71     100.00
Georgia                               5               790,878      1.06      6.329        668      158,176        85.40      76.90
Hawaii                                3               918,400      1.23      5.598        649      306,133        81.46     100.00
Illinois                              6             1,106,000      1.48      7.039        639      184,333        90.24     100.00
Maryland                              6             1,722,802      2.31      6.529        658      287,134        92.01     100.00
Massachusetts                         4             1,405,177      1.88      6.439        657      351,294        91.60     100.00
Michigan                              2               355,134      0.48      6.142        652      177,567        80.00     100.00
Minnesota                             5             1,130,395      1.51      7.031        618      226,079        91.06     100.00
Nevada                                2               303,600      0.41      6.567        634      151,800        82.11     100.00
New Hampshire                         1               250,199      0.34      5.550        696      250,199        80.00     100.00
New Jersey                            1               225,000      0.30      5.950        607      225,000        90.00     100.00
New York                              2               487,945      0.65      7.245        711      243,973       100.00     100.00
North Carolina                        1               160,345      0.21      5.950        618      160,345        80.00     100.00
Ohio                                  1               110,000      0.15      7.950        708      110,000       100.00     100.00
Oregon                                3               454,186      0.61      7.311        594      151,395        90.13     100.00
Pennsylvania                          2               381,600      0.51      6.906        611      190,800        87.97     100.00
Tennessee                             1               122,722      0.16      6.990        582      122,722        90.00     100.00
Texas                                 2               253,515      0.34      6.072        595      126,758        80.00     100.00
Utah                                  1               180,113      0.24      6.350        653      180,113        80.00     100.00
Virginia                              4               996,387      1.34      6.404        652      249,097        84.11     100.00
Washington                           17             3,209,790      4.30      6.350        643      188,811        84.77      92.75
TOTAL:                              284           $74,619,610    100.00%     6.219%       644     $262,745        85.53%     97.68%

(1) No more than approximately 1.96% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                                         AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                           NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC
50.00% or less                                  1       $   258,000       0.35%    4.990%      582     $258,000     47.78%   100.00%
65.01% to 70.00%                                2           724,920       0.97     5.993       605      362,460     66.52     68.97
70.01% to 75.00%                                5         1,538,036       2.06     5.656       614      307,607     73.37    100.00
75.01% to 80.00%                              149        37,055,811      49.66     5.829       647      248,697     79.85     97.38
80.01% to 85.00%                                9         2,359,481       3.16     6.074       631      262,165     83.65    100.00
85.01% to 90.00%                               67        19,769,966      26.49     6.423       640      295,074     89.64     97.31
90.01% to 95.00%                                7         1,964,790       2.63     6.583       640      280,684     94.92    100.00
95.01% to 100.00%                              44        10,948,605      14.67     7.256       655      248,832     99.87    100.00
TOTAL:                                        284       $74,619,610     100.00%    6.219%      644     $262,745     85.53%    97.68%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 47.78% to 100.00%.

LOAN PURPOSE

                                                AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                                PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                               NUMBER OF         BALANCE        MORTGAGE      AVERAGE   CREDIT      BALANCE     ORIGINAL    FULL
LOAN PURPOSE                MORTGAGE LOANS     OUTSTANDING        POOL        COUPON     SCORE    OUTSTANDING      LTV       DOC
Purchase                          180          $45,194,964         60.57%     6.132%     652       $251,083      85.65%     99.23%
Refinance - Cashout                93           26,458,379         35.46      6.380      631        284,499      85.73      94.79
Refinance - Rate Term              11            2,966,267          3.98      6.101      640        269,661      81.97     100.00
TOTAL:                            284          $74,619,610        100.00%     6.219%     644       $262,745      85.53%     97.68%

PROPERTY TYPE

                                             AGGREGATE                                WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE     PERCENT
                              NUMBER OF       BALANCE        MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL      FULL
PROPERTY TYPE              MORTGAGE LOANS   OUTSTANDING        POOL        COUPON       SCORE    OUTSTANDING      LTV         DOC
Single Family Detached            250       $66,028,842         88.49%     6.224%       643       $264,115        85.54%     97.38%
Condominium                        28         6,708,804          8.99      6.182        646        239,600        84.53     100.00
Two- to Four-Family                 6         1,881,964          2.52      6.173        680        313,661        88.54     100.00
TOTAL:                            284       $74,619,610        100.00%     6.219%       644       $262,745        85.53%     97.68%

DOCUMENTATION

                                              AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE     PERCENT
                             NUMBER OF         BALANCE       MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL      FULL
DOCUMENTATION              MORTGAGE LOANS    OUTSTANDING       POOL        COUPON       SCORE    OUTSTANDING      LTV         DOC
Full Documentation               278         $72,891,215        97.68%     6.215%       644       $262,199        85.64%    100.00%
Easy Documentation                 6           1,728,395         2.32      6.358        641        288,066        80.81       0.00
TOTAL:                           284         $74,619,610       100.00%     6.219%       644       $262,745        85.53%     97.68%

OCCUPANCY

                                           AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                                           PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE     PERCENT
                         NUMBER OF          BALANCE       MORTGAGE      AVERAGE     CREDIT      BALANCE     ORIGINAL      FULL
OCCUPANCY              MORTGAGE LOANS     OUTSTANDING       POOL        COUPON       SCORE    OUTSTANDING      LTV         DOC
Primary                      284          $74,619,610      100.00%     6.219%        644       $262,745       85.53%     97.68%
TOTAL:                       284          $74,619,610      100.00%     6.219%        644       $262,745       85.53%     97.68%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                          AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                                          PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE     PERCENT
MORTGAGE LOANS AGE      NUMBER OF          BALANCE        MORTGAGE      AVERAGE     CREDIT       BALANCE      ORIGINAL       FULL
(MONTHS)              MORTGAGE LOANS     OUTSTANDING        POOL        COUPON       SCORE     OUTSTANDING       LTV         DOC
6                          218           $57,662,494         77.28%     6.126%       644         $264,507        85.28%      97.83%
7                           24             6,716,746          9.00      6.548        638          279,864        87.62      100.00
8                           38             9,110,467         12.21      6.543        647          239,749        85.80       94.73
9                            4             1,129,903          1.51      6.369        655          282,476        83.66      100.00
TOTAL:                     284           $74,619,610        100.00%     6.219%       644         $262,745        85.53%      97.68%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                     AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                                     PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                                      NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL    FULL
ORIGINAL PREPAYMENT PENALTY TERM   MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC
None                                       8        $ 1,456,378       1.95%     6.650%     660        $182,047      88.54%    87.46%
12 Months                                 22          6,407,641       8.59      6.100      659         291,256      84.87    100.00
24 Months                                216         56,279,944      75.42      6.304      640         260,555      86.24     97.25
36 Months                                 38         10,475,647      14.04      5.773      656         275,675      81.68    100.00
TOTAL:                                   284        $74,619,610     100.00%     6.219%     644        $262,745      85.53%    97.68%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                                               AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                                               PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                              NUMBER OF         BALANCE       MORTGAGE     AVERAGE    CREDIT       BALANCE     ORIGINAL     FULL
RANGE OF CREDIT SCORES      MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING     LTV        DOC
551 to 575                           1        $   285,750        0.38%      7.240%      574        $285,750      90.00%    100.00%
576 to 600                          37          8,440,174       11.31       6.519       591         228,113      82.75      93.09
601 to 625                          82         21,481,247       28.79       6.483       613         261,966      86.75      97.75
626 to 650                          72         19,678,074       26.37       6.111       636         273,307      84.67     100.00
651 to 675                          30          7,575,949       10.15       6.157       662         252,532      86.16     100.00
676 to 700                          29          8,674,372       11.62       5.865       688         299,116      84.36      94.47
701 to 725                          15          3,897,787        5.22       5.961       715         259,852      87.07      95.31
726 to 750                           8          1,808,382        2.42       5.494       740         226,048      85.10     100.00
751 to 775                           6          1,818,820        2.44       6.140       764         303,137      90.26     100.00
776 to 800                           4            959,054        1.29       5.811       783         239,764      90.01     100.00
TOTAL:                             284        $74,619,610      100.00%      6.219%      644        $262,745      85.53%     97.68%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 574 to 791 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 644.

CREDIT GRADE

                                                 AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                                 PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                NUMBER OF         BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
CREDIT GRADE                  MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV       DOC
A+                                  266         $69,847,921      93.61%     6.192%      644       $262,586       85.45%    97.85%
A                                    18           4,771,689       6.39      6.605       642        265,094       86.68     95.29
TOTAL:                              284         $74,619,610     100.00%     6.219%      644       $262,745       85.53%    97.68%

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                 AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                                 PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                                 NUMBER OF        BALANCE       MORTGAGE     AVERAGE   CREDIT      BALANCE     ORIGINAL    FULL
RANGE OF GROSS MARGINS        MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC
5.001% to 5.500%                      5         $ 1,578,999         2.12%    4.529%      690       $315,800      80.00%   100.00%
5.501% to 6.000%                     16           4,376,840         5.87     4.948       687        273,553      78.33    100.00
6.001% to 6.500%                     39          10,294,148        13.80     5.370       660        263,953      80.43    100.00
6.501% to 7.000%                    224          58,369,622        78.22     6.509       637        260,579      87.12     97.04
TOTAL:                              284         $74,619,610       100.00%    6.219%      644       $262,745      85.53%    97.68%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.450% per annum to 6.990% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.766% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                    AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                                                    PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                     NUMBER OF       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL
RANGE OF MAXIMUM MORTGAGE RATES   MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV       DOC
12.000% or less                         19         $ 5,430,240       7.28%     4.817%      687       $285,802       78.65%  100.00%
12.001% to 12.500%                      39          10,374,553      13.90      5.346       661        266,014       80.42   100.00
12.501% to 13.000%                      62          16,641,420      22.30      5.868       640        268,410       82.44    95.76
13.001% to 13.500%                      67          18,560,452      24.87      6.292       636        277,022       85.23    97.63
13.501% to 14.000%                      57          14,460,481      19.38      6.801       647        253,693       89.92    95.97
14.001% to 14.500%                      22           5,551,302       7.44      7.329       620        252,332       91.85   100.00
14.501% to 15.000%                      11           2,256,338       3.02      7.802       626        205,122       99.29   100.00
15.001% to 15.500%                       5             814,824       1.09      8.247       617        162,965       98.90   100.00
15.501% to 16.000%                       2             530,000       0.71      8.737       625        265,000       98.19   100.00
TOTAL:                                 284         $74,619,610     100.00%     6.219%      644       $262,745       85.53%   97.68%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 15.900% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.219% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                            AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                                            PRINCIPAL     PERCENT OF      WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                            NUMBER OF        BALANCE       MORTGAGE        AVERAGE    CREDIT       BALANCE      ORIGINAL      FULL
NEXT ADJUSTMENT DATE     MORTGAGE LOANS    OUTSTANDING       POOL          COUPON      SCORE     OUTSTANDING      LTV         DOC
October 2005                    4          $ 1,129,903        1.51%         6.369%     655         $282,476       83.66%     100.00%
November 2005                  35            8,069,967       10.81          6.601      650          230,570       86.80       94.05
December 2005                  23            6,506,746        8.72          6.541      639          282,902       87.65      100.00
January 2006                  184           48,453,804       64.93          6.213      641          263,336       86.13       97.42
November 2006                   3            1,040,500        1.39          6.088      619          346,833       78.08      100.00
December 2006                   1              210,000        0.28          6.750      623          210,000       86.78      100.00
January 2007                   34            9,208,690       12.34          5.671      660          270,844       80.82      100.00
TOTAL:                        284          $74,619,610      100.00%         6.219%     644         $262,745       85.53%      97.68%